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                                                                 EXHIBIT 10.3

                                 DANA PERFUMES CORP.
                           C/O RENAISSANCE COSMETICS, INC.
                                 635 MADISON AVENUE
                               NEW YORK, NEW YORK 10022


                                   July 25, 1997


General Electric Capital Corporation
 for itself, as Lender, and as Agent
201 High Ridge Road
Stamford, Connecticut 06927-5100

National City Commercial Finance, Inc.
1965 E. 6th Street, Suite 400
Cleveland, Ohio 44114

PNC Bank N.A.
1600 Market Street, 31st Floor
Philadelphia, Pennsylvania 19103

          Re:  AMENDMENT TO JUNE 1997 LETTER AGREEMENT

Ladies and Gentlemen:

          Reference is hereby made to (1) that certain Credit Agreement, dated as of March 12, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among Dana Perfumes Corp. ("Borrower"), the other Credit Parties signatory thereto (the "Other Credit Parties"), General Electric Capital Corporation ("GECC"), as Lender, and as Agent for Lenders (in such capacity "Agent"), and the other Lenders signatory thereto from time to time (along with GECC, in its capacity as a Lender, collectively, "Lenders"), (2) that certain Waiver and Amendment, dated as of June 27, 1997, by and among Borrower, the Other Credit Parties, Agent and Lenders ("Amendment No. 1") and (3) that certain Letter Agreement, dated as of June 27, 1997, by and among Borrower (for and on behalf of itself and the Other Credit Paries), Agent and Lenders (the "June 1997 Letter Agreement").

          Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Credit Agreement.

          Borrower, for and on behalf of itself and the Other Credit Parties, Agent and Lenders hereby agree that (1) the third paragraph of the June 1997 Letter Agreement is hereby amended by deleting the date "July 31, 1997", and substituting therefor "August 22, 1997" and (2) Schedule A to the June 1997 Letter Agreement is amended by (a) deleting "and" at the end of Item 1.e., (b) deleting "." at the end of Item 1.f. and substituting therefor ";", (c) adding,

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after Item 1.f.,  "g. the merger of St. Thomas Holdings, Inc. (an inactive
Subsidiary), with and into MEM; and" and (d) adding, after new Item 1.g., "h. the use by Borrower of the name "Classic Edition Fragrances" as a d/b/a in the State of Illinois."

          This letter agreement shall be effective on and as of July 31, 1997.

          Please acknowledge your agreement with the foregoing by signing and returning the enclosed copy of this letter.

                                   Very truly yours,

                                   DANA PERFUMES CORP. (for and on behalf of itself and the OTHER CREDIT PARTIES)


                                   By:   /S/
                                       -------------------------------------
                                   Name:  John R. Jackson
                                   Title: Group Vice President

Acknowledged, Agreed to and Accepted by:

GENERAL ELECTRIC CAPITAL CORPORATION


By:   /S/
-------------------------------------
Name:   Peggy Erlenkotter
Title:  Duly Authorized Signatory


NATIONAL CITY COMMERCIAL FINANCE, INC.


By:   /S/
-------------------------------------
Name:   Christina M. Lucas
Title:  Vice President


PNC BANK N.A.


By:   /S/
-------------------------------------
Name:   Frank Phillips
Title:  Vice President

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